Net Loss per Share (Tables)	12 Months Ended
Dec. 31, 2021
Net Loss per Share
Schedule of securities excluded

	As of December 31,
	2021	2020
Convertible notes payable	7,640,261	5,484,330
Outstanding warrants	24,365,730	—
Stock options	3,209,517	3,892,837
Restricted stock units	935,148	—
Common and preferred Series C warrants	—	6,548,395
Total potential anti-dilutive stock	36,150,656	15,925,562